UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22328

Columbia Seligman Premium Technology Growth Fund, Inc.

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SemiAnnual Report
June 30, 2019
Columbia Seligman Premium Technology Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual stockholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive stockholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank).
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your stockholder reports. If you invest directly with the Fund, you can call 866.666.1532 to let the Fund know you wish to continue receiving paper copies of your stockholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or only to the Fund if you invest directly with the Fund.
FDIC Insured • No bank guarantee • May lose value

Under Columbia Seligman Premium Technology Growth Fund’s (the Fund) managed distribution policy and subject to the approval of the Fund’s Board of Directors (the Board), the Fund expects to make quarterly cash distributions (in February, May, August and November) to holders of common stock (Common Stockholders). The Fund’s most recent distribution under its managed distribution policy (paid on August 20, 2019) amounted to $0.4625 per share, which is equal to a quarterly rate of 2.0890% (8.36% annualized) of the Fund’s market price of $22.14 per share as of July 31, 2019. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s managed distribution policy. Historically, the Fund has distributed more than its income and net realized capital gains, which has resulted in Fund distributions substantially consisting of return of capital or other capital source. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. As of the payment dates of the Fund’s 2019 distributions, all Fund distributions paid in 2019 (as estimated by the Fund based on current information), are from the earnings and profits of the Fund and not a return of capital. This could change during the remainder of the year. The Fund’s Board may determine in the future that the Fund’s managed distribution policy and the amount or timing of the distributions should not be continued in light of changes in the Fund’s portfolio holdings, market or other conditions or factors, including that the distribution rate under such policy may not be dependent upon the amount of the Fund’s earned income or realized capital gains. The Board could also consider amending or terminating the current managed distribution policy because of potential adverse tax consequences associated with maintaining the policy. In certain situations, returns of capital could be taxable for federal income tax purposes, and all or a portion of the Fund’s capital loss carryforwards from prior years, if any, could effectively be forfeited. The Board may amend or terminate the Fund’s managed distribution policy at any time without prior notice to Fund stockholders; any such change or termination may have an adverse effect on the market price of the Fund’s shares.
See Notes to Financial Statements for additional information related to the Fund’s managed distribution policy.
Columbia Seligman Premium Technology Growth Fund   |  Semiannual Report 2019

Letter to the Stockholders
Dear Stockholders,
We are pleased to present the semiannual stockholder report for Columbia Seligman Premium Technology Growth Fund, Inc. (the Fund). The report includes the Fund’s investment results, the portfolio of investments and financial statements as of June 30, 2019.
The Fund’s common shares (Common Stock) returned 23.47%, based on net asset value, and 27.50%, based on market price, for the six months ended June 30, 2019. The Fund’s benchmark, the S&P North American Technology Sector Index, returned 25.97% for the same time period.
During the first six months of 2019, the Fund paid two distributions in accordance with its managed distribution policy that aggregated to $0.925 per share of Common Stock of the Fund. The Fund has exemptive relief from the Securities and Exchange Commission that permits the Fund to make periodic distributions of long-term capital gains more often than once in any one taxable year. Unless you elected otherwise, distributions were paid in additional shares of the Fund.
On April 16, 2019, the Fund held its Ninth Annual Meeting of Stockholders in Minneapolis, MN. Stockholders elected three Directors at the meeting, Ms. Minor M. Shaw and Messrs. Anthony M. Santomero and William F. Truscott, each to hold office until the 2022 Annual Meeting of Stockholders. Stockholders also ratified the Board of Directors’ (the Board) selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2019. The results of the proposals voted on can be found on page 30 of this report.
Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, distributions and other information can be found at columbiathreadneedleus.com/investor/ under the Closed-End Funds tab.
On behalf of the Board, I would like to thank you for your continued support of Columbia Seligman Premium Technology Growth Fund, Inc.
Regards,
Edward J. Boudreau, Jr.
Chairman of the BoardFor more information, go online to columbiathreadneedleus.com/investor/; or call American Stock Transfer & Trust Company, LLC, the Fund’s Stockholder Servicing Agent, at 866.666.1532. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.
Columbia Seligman Premium Technology Growth Fund   |  Semiannual Report 2019

Columbia Seligman Premium Technology Growth Fund  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
Columbia Seligman Premium Technology Growth Fund (the Fund) seeks growth of capital and current income.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 2009
Braj Agrawal
Co-Portfolio Manager
Managed Fund since 2010
Christopher Boova
Co-Portfolio Manager
Managed Fund since 2016
Jeetil Patel
Technology Team Member
Managed Fund since 2015
Vimal Patel
Technology Team Member
Managed Fund since 2018
Shekhar Pramanick
Technology Team Member
Managed Fund since February 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended June 30, 2019)
	Inception	6 Months cumulative	1 Year	5 Years	Life
Market Price	11/24/09	27.50	7.96	16.36	11.94
Net Asset Value	11/30/09	23.47	8.20	15.04	12.22
S&P North American Technology Sector Index		25.97	12.73	19.14	17.60
Life total return for market price is based on the initial offering price on November 24, 2009, which was $20.00 per share.
Life total return for net asset value (NAV) is from the opening of business on November 30, 2009 and includes the 4.50% initial sales load. The NAV price per share of the Fund’s Common Stock at inception was $19.10.
Index inception return is calculated from 11/30/2009.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleus.com/investor/.
Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.
The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Price Per Share
	June 30, 2019	March 31, 2019	December 31, 2018
Market Price ($)	20.47	20.08	16.81
Net Asset Value ($)	20.00	20.19	16.96

Distributions Paid Per Common Share
Payable Date	Per Share Amount ($)
January 22, 2019	0.6521 (a)
February 26, 2019	0.4625
May 21, 2019	0.4625
(a) The Fund paid this special 2018 fourth quarter distribution beyond its typical quarterly managed distribution policy to stockholders of record on December 17, 2018.
The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.
Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at June 30, 2019)
Lam Research Corp.	7.1
Broadcom, Inc.	5.6
Synopsys, Inc.	4.8
Visa, Inc., Class A	4.2
Marvell Technology Group Ltd.	4.2
Apple, Inc.	4.1
Alphabet, Inc., Class A	3.8
Alphabet, Inc., Class C	3.7
Micron Technology, Inc.	3.6
Teradyne, Inc.	3.5
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at June 30, 2019)
Common Stocks	99.5
Money Market Funds	0.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at June 30, 2019)
Communication Services	11.1
Consumer Discretionary	1.9
Information Technology	87.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4	Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019

Fund Objectives and Rules-Based Option Strategy
(Unaudited)
The Fund’s investment objectives are to seek growth of capital and current income. Under normal market conditions, the Fund’s investment program will consist primarily of (i) investing in a portfolio of equity securities of technology and technology-related companies that seeks to exceed the total return, before fees and expenses, of the S&P North American Technology Sector Index and (ii) writing call options on the NASDAQ 100 Index®, an unmanaged index that includes the largest and most active non-financial domestic and international companies listed on the Nasdaq Stock Market, or its exchange-traded fund equivalent (the NASDAQ 100) on a month-to-month basis, with an aggregate notional amount typically ranging from 0%-90% of the underlying value of the Fund’s holdings of Common Stock (the Rules-based Option Strategy). The Fund expects to generate current income from premiums received from writing call options on the NASDAQ 100. The Fund may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection.
The Fund’s Rules-based Option Strategy with respect to writing call options is as follows:
When the VXN Index (a) is:	Aggregate Notional Amount of Written Call Options as a Percentage of the Fund’s Holdings in Common Stocks
17 or less	25%
Greater than 17, but less than 18	Increase up to 50%
At least 18, but less than 33	50%
At least 33, but less than 34	Increase up to 90%
At least 34, but less than 55	90%
At 55 or greater	0% to 90%
(a)	The VXN Index is a leading barometer of investor sentiment and market volatility relating to the NASDAQ 100 Index.
In addition to the Rules-based Option Strategy, the Fund may write additional calls with aggregate notional amounts of up to 25% of the value of the Fund’s holdings in Common Stock (to a maximum of 90% when aggregated with the call options written pursuant to the Rules-based Option Strategy) when Columbia Management Investment Advisers, LLC (the Investment Manager) believes call premiums are attractive relative to the risk of the price of the NASDAQ 100. The Fund may also close (or buy back) a written call option if the Investment Manager believes that a substantial amount of the premium (typically, 70% or more) to be received by the Fund has been captured before exercise, potentially reducing the call position to 0% of total equity until additional calls are written.
Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019	5

Portfolio of Investments
June 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.6%
Issuer	Shares	Value ($)
Communication Services 10.9%
Broadcasting 0.3%
Discovery, Inc., Class A(a)	36,600	1,123,620
Total Broadcasting		1,123,620
Integrated Telecommunication Services 0.2%
Ooma, Inc.(a)	49,984	523,832
Total Integrated Telecommunication Services		523,832
Interactive Home Entertainment 1.7%
Activision Blizzard, Inc.	105,708	4,989,419
Sciplay Corp., Class A(a)	34,156	468,279
Total Interactive Home Entertainment		5,457,698
Interactive Media & Services 7.7%
Alphabet, Inc., Class A(a)	10,900	11,802,520
Alphabet, Inc., Class C(a)	10,824	11,699,770
Tencent Holdings Ltd., ADR	19,900	900,773
Total Interactive Media & Services		24,403,063
Movies & Entertainment 1.0%
Walt Disney Co. (The)	22,100	3,086,044
Total Movies & Entertainment		3,086,044
Total Communication Services		34,594,257
Consumer Discretionary 1.9%
Internet & Direct Marketing Retail 1.9%
Booking Holdings, Inc.(a)	1,980	3,711,925
eBay, Inc.	57,000	2,251,500
Total Internet & Direct Marketing Retail		5,963,425
Total Consumer Discretionary		5,963,425
Information Technology 85.8%
Application Software 12.4%
Cornerstone OnDemand, Inc.(a)	35,300	2,044,929
LogMeIn, Inc.	55,819	4,112,744
Nuance Communications, Inc.(a)	582,004	9,294,604
Salesforce.com, Inc.(a)	34,300	5,204,339
Splunk, Inc.(a)	11,358	1,428,269
Synopsys, Inc.(a)	116,189	14,952,362
Verint Systems, Inc.(a)	40,000	2,151,200
Total Application Software		39,188,447
Common Stocks (continued)
Issuer	Shares	Value ($)
Communications Equipment 2.6%
Arista Networks, Inc.(a)	17,100	4,439,502
Cisco Systems, Inc.	14,600	799,058
CommScope Holding Co., Inc.(a)	55,700	876,161
Lumentum Holdings, Inc.(a)	27,500	1,468,775
Nokia OYJ, ADR	137,300	687,873
Total Communications Equipment		8,271,369
Data Processing & Outsourced Services 8.3%
Euronet Worldwide, Inc.(a)	11,025	1,854,846
Fidelity National Information Services, Inc.	42,600	5,226,168
Pagseguro Digital Ltd., Class A(a)	112,097	4,368,420
Total System Services, Inc.	14,200	1,821,434
Visa, Inc., Class A	75,800	13,155,090
Total Data Processing & Outsourced Services		26,425,958
Electronic Manufacturing Services 0.1%
Jabil, Inc.	15,000	474,000
Total Electronic Manufacturing Services		474,000
Internet Services & Infrastructure 0.6%
GoDaddy, Inc., Class A(a)	27,315	1,916,147
Total Internet Services & Infrastructure		1,916,147
IT Consulting & Other Services 1.6%
DXC Technology Co.	94,740	5,224,911
Total IT Consulting & Other Services		5,224,911
Semiconductor Equipment 14.6%
Advanced Energy Industries, Inc.(a)	48,200	2,712,214
Applied Materials, Inc.	212,800	9,556,848
Lam Research Corp.	118,233	22,208,887
MKS Instruments, Inc.	3,800	295,982
Teradyne, Inc.	227,060	10,878,444
Xperi Corp.	36,300	747,417
Total Semiconductor Equipment		46,399,792
Semiconductors 24.3%
Broadcom, Inc.(b)	61,400	17,674,604
Cypress Semiconductor Corp.	129,887	2,888,687
Infineon Technologies AG	315,200	5,601,006
Inphi Corp.(a)	86,064	4,311,806
Marvell Technology Group Ltd.(b)	546,892	13,054,312
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Micron Technology, Inc.(a)	293,395	11,322,113
NXP Semiconductors NV	56,400	5,505,204
ON Semiconductor Corp.(a)	382,018	7,720,584
Qorvo, Inc.(a)	63,062	4,200,560
SMART Global Holdings, Inc.(a)	11,099	255,166
Synaptics, Inc.(a)	155,700	4,537,098
Total Semiconductors		77,071,140
Systems Software 10.0%
Carbon Black, Inc.(a)	21,154	353,695
Crowdstrike Holdings, Inc., Class A(a)	3,192	217,981
Fortinet, Inc.(a)	58,595	4,501,854
Microsoft Corp.	74,900	10,033,604
Oracle Corp.	149,100	8,494,227
Palo Alto Networks, Inc.(a)	16,100	3,280,536
SailPoint Technologies Holding, Inc.(a)	66,019	1,323,021
Symantec Corp.	56,200	1,222,912
TiVo Corp.	299,500	2,207,315
Total Systems Software		31,635,145
Technology Hardware, Storage & Peripherals 11.3%
Apple, Inc.	64,400	12,746,048
Electronics for Imaging, Inc.(a)	120,157	4,434,995
NetApp, Inc.	129,200	7,971,640
Western Digital Corp.	141,300	6,718,815
Common Stocks (continued)
Issuer	Shares	Value ($)
Xerox Corp.	110,408	3,909,547
Total Technology Hardware, Storage & Peripherals		35,781,045
Total Information Technology		272,387,954
Total Common Stocks (Cost: $218,830,235)		312,945,636

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.433%(c),(d)	1,553,986	1,553,831
Total Money Market Funds (Cost: $1,553,831)		1,553,831
Total Investments in Securities (Cost $220,384,066)		314,499,467
Other Assets & Liabilities, Net		2,769,723
Net Assets		$317,269,190

At June 30, 2019, securities and/or cash totaling $15,378,860 were pledged as collateral.
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(119,350)	(50)	32.00	1/17/2020	(3,987)	(1,650)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(145,607)	(61)	31.00	1/17/2020	(5,899)	(2,501)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(1,119,503)	(469)	35.00	1/15/2021	(47,819)	(55,107)
Total							(57,705)	(59,258)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(1,129,051)	(473)	15.00	01/17/2020	(50,669)	(8,278)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(2,303,455)	(965)	17.00	01/15/2021	(132,165)	(115,800)
Total							(182,834)	(124,078)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019	7

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at June 30, 2019.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.433%
	9,299,869	47,086,235	(54,832,118)	1,553,986	(40)	—	78,503	1,553,831
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Directors (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
June 30, 2019 (Unaudited)
Fair value measurements  (continued)
methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	33,693,484	900,773	—	—	34,594,257
Consumer Discretionary	5,963,425	—	—	—	5,963,425
Information Technology	266,786,949	5,601,005	—	—	272,387,954
Total Common Stocks	306,443,858	6,501,778	—	—	312,945,636
Money Market Funds	—	—	—	1,553,831	1,553,831
Total Investments in Securities	306,443,858	6,501,778	—	1,553,831	314,499,467
Investments in Derivatives
Liability
Options Contracts Written	(183,336)	—	—	—	(183,336)
Total	306,260,522	6,501,778	—	1,553,831	314,316,131
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between Levels 2 and 3 during the period.
Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair values were consequently obtained using observable market inputs rather than quoted prices for identical assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	862,969	862,969	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019	9

Statement of Assets and Liabilities
June 30, 2019 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $218,830,235)	$312,945,636
Affiliated issuers (cost $1,553,831)	1,553,831
Cash collateral held at broker for:
Options contracts written	2,480,000
Receivable for:
Investments sold	1,109,992
Dividends	449,661
Total assets	318,539,120
Liabilities
Option contracts written, at value (premiums received $240,539)	183,336
Payable for:
Investments purchased	754,701
Management services fees	249,587
Stockholder servicing and transfer agent fees	2,221
Compensation of board members	76,028
Compensation of chief compliance officer	35
Other expenses	4,022
Total liabilities	1,269,930
Net assets applicable to outstanding Common Stock	$317,269,190
Represented by
Paid in capital	217,200,510
Total distributable earnings (loss)	100,068,680
Total - representing net assets applicable to outstanding Common Stock	$317,269,190
Shares outstanding applicable to Common Stock	15,864,388
Net asset value per share of outstanding Common Stock	$20.00
Market price per share of Common Stock	$20.47
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019

Statement of Operations
Six Months Ended June 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$1,774,630
Dividends — affiliated issuers	78,503
Foreign taxes withheld	(3,626)
Total income	1,849,507
Expenses:
Management services fees	1,615,489
Stockholder servicing and transfer agent fees	9,131
Compensation of board members	14,047
Custodian fees	3,477
Printing and postage fees	17,957
Stockholders’ meeting fees	16,252
Audit fees	18,927
Legal fees	5,321
Compensation of chief compliance officer	31
Other	48,262
Total expenses	1,748,894
Net investment income	100,613
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	20,425,414
Investments — affiliated issuers	(40)
Foreign currency translations	(475)
Options contracts written	(7,685,503)
Net realized gain	12,739,396
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	48,102,116
Options contracts written	1,790,280
Net change in unrealized appreciation (depreciation)	49,892,396
Net realized and unrealized gain	62,631,792
Net increase in net assets resulting from operations	$62,732,405
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019	11

Statement of Changes in Net Assets
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income (loss)	$100,613	$(179,055)
Net realized gain	12,739,396	37,137,729
Net change in unrealized appreciation (depreciation)	49,892,396	(58,397,231)
Net increase (decrease) in net assets resulting from operations	62,732,405	(21,438,557)
Distributions to stockholders
Net investment income and net realized gains	(14,673,143)	(39,107,876)
Total distributions to stockholders	(14,673,143)	(39,107,876)
Increase in net assets from capital stock activity	3,895,317	5,389,156
Total increase (decrease) in net assets	51,954,579	(55,157,277)
Net assets at beginning of period	265,314,611	320,471,888
Net assets at end of period	$317,269,190	$265,314,611

	Six Months Ended		Year Ended
	June 30, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Common Stock issued at market price in distributions	243,117	4,309,675	253,576	5,389,156
Common Stock purchased in the open market	(20,562)	(414,358)	—	—
Total net increase	222,555	3,895,317	253,576	5,389,156
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019

Financial Highlights
The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.
Total return measures the Fund’s performance assuming that investors purchased Fund shares at market price or net asset value as of the beginning of the period, reinvested all their distributions, and then sold their shares at the closing market price or net asset value on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur on distributions or on the sale of Fund shares. Total returns and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, a Fund’s portfolio turnover rate may be higher.
	Six Months Ended June 30, 2019 (Unaudited)	Year ended December 31,
		2018	2017	2016	2015	2014
Per share data
Net asset value, beginning of period	$16.96	$20.83	$17.78	$17.29	$17.69	$16.18
Income from investment operations:
Net investment income (loss)	0.01	(0.01)	(0.06)	(0.05)	(0.04)	(0.07)
Net realized and unrealized gain (loss)	3.96	(1.36)	5.74	2.39	1.49	3.43
Total from investment operations	3.97	(1.37)	5.68	2.34	1.45	3.36
Less distributions to Stockholders from:
Net investment income	(0.06)	—	—	—	—	—
Net realized gains	(0.87)	(2.50)	(2.63)	(1.85)	(1.85)	(1.85)
Total distributions to Stockholders	(0.93)	(2.50)	(2.63)	(1.85)	(1.85)	(1.85)
Net asset value, end of period	$20.00	$16.96	$20.83	$17.78	$17.29	$17.69
Market price, end of period	$20.47	$16.81	$22.25	$18.74	$17.93	$18.93
Total return
Based upon net asset value	23.47%	(7.77%)	32.72%	15.29%	8.40%	22.32%
Based upon market price	27.50%	(14.42%)	34.51%	17.18%	5.05%	47.17%
Ratios to average net assets
Total gross expenses(a)	1.15% (b)	1.15%	1.16%	1.17%	1.17%	1.17%
Net investment income (loss)	0.07% (b)	(0.05%)	(0.28%)	(0.33%)	(0.24%)	(0.41%)
Supplemental data
Net assets, end of period (in thousands)	$317,269	$265,315	$320,472	$273,226	$265,426	$271,300
Portfolio turnover	21%	34%	47%	61%	61%	60%

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019	13

Notes to Financial Statements
June 30, 2019 (Unaudited)
Note 1. Organization
Columbia Seligman Premium Technology Growth Fund (the Fund) is a non-diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.
The Fund was incorporated under the laws of the State of Maryland on September 3, 2009, and commenced investment operations on November 30, 2009. The Fund had no investment operations prior to November 30, 2009 other than those relating to organizational matters and the sale to Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), of 5,250 shares of Common Stock at a cost of $100,275 on October 14, 2009. As of December 31, 2009, the Fund issued 14,300,000 shares of Common Stock, including 13,100,000 shares of Common Stock in its initial public offering and 1,200,000 shares of Common Stock purchased by the Fund’s underwriters pursuant to an over-allotment option granted to the underwriters in connection with the initial public offering. On January 13, 2010, the Fund’s underwriters purchased an additional 545,000 shares of Common Stock pursuant to the over-allotment option, resulting in a total of 14,845,000 shares of Common Stock issued by the Fund in its initial public offering, including shares purchased by the underwriters pursuant to the over-allotment option. With the closing of this additional purchase of Common Stock, the Fund’s total raise-up in its initial public offering was an aggregate of $296.9 million. The Fund has one billion authorized shares of Common Stock. The issued and outstanding Common Stock trades on the New York Stock Exchange under the symbol “STK”.
The Fund currently has outstanding Common Stock. Each outstanding share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of the Common Stockholders, including the election of directors. Because the Fund has no other classes or series of stock outstanding, Common Stock possesses exclusive voting power. All of the Fund’s shares of Common Stock have equal dividend, liquidation, voting and other rights. The Fund’s Common Stockholders have no preference, conversion, redemption, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities.
Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage to increase its investments or for other management activities through the issuance of Preferred Stock and/or borrowings. The costs of issuing Preferred Stock and/or a borrowing program would be borne by Common Stockholders and consequently would result in a reduction of net asset value of Common Stock.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New
14	Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Directors, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Directors. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. The Fund uses a rules-based call option writing strategy on the NASDAQ 100 Index®, an unmanaged index that includes the largest and most active nonfinancial domestic and international companies listed on the Nasdaq Stock Market, or its exchange-traded fund equivalent (NASDAQ 100) on a month-to-month basis.
The Fund may also seek to provide downside protection by purchasing puts on the NASDAQ 100 when premiums on these options are considered by the Investment Manager to be low and, therefore, attractive relative to the downside protection provided.
The Fund may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection. In this regard, options may include writing “in-” or “out-of-the-money” put options or buying or selling options in connection with closing out positions prior to
Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019	15

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
expiration of any options. However, the Fund does not intend to write “naked” call options on individual stocks (i.e., selling a call option on an individual security not owned by the Fund) other than in connection with implementing the options strategies with respect to the NASDAQ 100. The put and call options purchased, sold or written by the Fund may be exchange-listed or over-the-counter.
The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements. A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. With exchange-traded purchased options, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded option contracts with respect to any collateral that is held in a broker’s customer accounts. While brokers are required to segregate customer collateral from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of collateral held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange for exchange traded options. Brokers can ask for margin in excess of the minimum in certain circumstances. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund
16	Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at June 30, 2019:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	183,336
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	(7,685,503)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	1,790,280
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2019:
Derivative instrument	Average value ($)*
Options contracts — written	(375,523)

*	Based on the ending quarterly outstanding amounts for the six months ended June 30, 2019.
Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019	17

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2019:
Deutsche Bank ($)
Liabilities
Options contracts written	183,336
Total financial and derivative net assets	(183,336)
Total collateral received (pledged) (a)	(183,336)
Net amount (b)	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to stockholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
18	Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Dividends to stockholders
In November 2010, the Fund paid its first dividend under the Fund’s managed distribution policy adopted by the Fund’s Board of Directors. Prior to the managed distribution policy, the Fund paid distributions pursuant to a level rate distribution policy. Under its former distribution policy and consistent with the 1940 Act, the Fund could not distribute long-term capital gains, as defined in the Internal Revenue Code of 1986, more often than once in any one taxable year. In October 2010, the Fund received exemptive relief from the Securities and Exchange Commission that permits the Fund to distribute long-term capital gains more often than once in any one taxable year. After consideration by the Fund’s Board of Directors, the Fund adopted the managed distribution policy which allows the Fund to make periodic distributions of long-term capital gains. Under its managed distribution policy, the Fund intends to make quarterly distributions to Common Stockholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive all or some of its current income and gains from the following sources: (i) dividends received by the Fund that are paid on the equity and equity-related securities in its portfolio; and (ii) capital gains (short-term and long-term) from option premiums and the sale of portfolio securities. It is possible that the Fund’s distributions will at times exceed the earnings and profits of the Fund and therefore all or a portion of such distributions may constitute a return of capital as described below. A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a Stockholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Stockholder of his or her shares. Distributions may vary, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of, and rates at which, the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund.
The Board of Directors may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including, but not limited to, as the Fund’s portfolio and market conditions change, the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain.
In order to avoid federal excise tax in 2018, the Fund declared a special fourth quarter distribution in the amount of $0.6521 per share of common stock to stockholders of record on December 17, 2018. The distribution was paid on January 22, 2019 and is in addition to distributions made under the Fund’s typical quarterly managed distribution policy.
Dividends and other distributions to stockholders are recorded on ex-dividend dates.
Guarantees and indemnifications
Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019	19

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 1.06% of the Fund’s daily Managed Assets. "Managed Assets" means the net asset value of the Fund’s outstanding Common Stock plus the liquidation preference of any issued and outstanding Preferred Stock of the Fund and the principal amount of any borrowings used for leverage.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager, and in this capacity, are subject to the oversight and supervision of the Investment Manager, and consistent with the investment objectives, policies and limitations, may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Directors who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Directors may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
20	Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
At June 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
220,384,000	104,498,000	(10,325,000)	94,173,000
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $64,732,509 and $88,685,991, respectively, for the six months ended June 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Dividend investment plan and stock repurchase program
The Fund, in connection with its Dividend Investment Plan (the Plan), issues shares of its own Common Stock, as needed, to satisfy the Plan requirements. A total of 243,117 shares were issued to the Plan participants during the six months ended June 30, 2019 for proceeds of $4,309,675, a weighted average premium of 0.02% from the net asset value of those shares.
Pursuant to the Plan, unless a Common Stockholder elects otherwise, all cash dividends, capital gains distributions, and other distributions are automatically reinvested in additional Common Stock. If you hold your shares in street name or other nominee (i.e., through a broker), you should contact them to determine their policy, as the broker firm’s policy with respect to Fund distributions may be to default to a cash payment. Common Stockholders who elect not to participate in the Plan (including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the Common Stockholder of record (or, if the shares of Common Stock are held in street or other nominee name, then to such nominee). Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to American Stock Transfer & Trust Company, LLC (AST), 59 Maiden Lane Plaza Level, New York, New York 10038. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by AST, prior to the record date for the next distribution. Otherwise, such termination or resumption will be effective with respect to any subsequently declared distribution.
Under the Plan, Common Stockholders receive shares of Common Stock in lieu of cash distributions unless they have elected otherwise as described above. Common Stock will be issued in lieu of cash by the Fund from previously authorized but unissued Common Stock. If the market price of a share on the ex-dividend date of such a distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such Common Stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time. Market price on any day means the closing price for the Common Stock at the close of regular trading on the New York Stock Exchange on such day or, if such day is not a day on which the Common Stock trades, the closing price for the Common Stock at the close of regular trading on the immediately preceding day on which trading occurs.
For the six months ended June 30, 2019, the Fund purchased 20,562 shares of its Common Stock in the open market at a cost of $414,358, which represented a weighted average premium of 0.11% from the net asset value of those acquired shares.
Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019	21

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. There are no service or brokerage charges to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. The Fund reserves the right to amend the Plan to provide for payment of brokerage fees by the Plan participants in the event the Plan is changed to provide for open market purchases of Common Stock on behalf of the Plan participants. All correspondence concerning the Plan should be directed to AST.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Directors of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Interfund Lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund entered into a master interfund lending agreement (the Interfund Program) with certain other funds advised by the Investment Manager or its affiliates (each a Participating Fund). The Interfund Program allows each Participating Fund to lend money directly to and, other than closed-end funds (including the Fund) and money market funds, borrow money directly from other Participating Funds for temporary purposes through the Interfund Program (each an Interfund Loan).
A Participating Fund may make unsecured borrowings under the Interfund Program if its outstanding borrowings from all sources, including those outside of the Interfund Program, immediately after such unsecured borrowing under the Interfund Program are equal to or less than 10% of its total assets, provided that if the borrowing Participating Fund has a secured loan outstanding from any other lender, including but not limited to another Participating Fund, the borrowing Participating Fund’s borrowing under the Interfund Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. A Participating Fund may not borrow through the Interfund Program or from any other source if its total outstanding borrowings immediately after a borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Participating Fund’s fundamental or non-fundamental policy restriction.
No Participating Fund may lend to another Participating Fund through the Interfund Program if the loan would cause the lending Participating Fund’s aggregate outstanding loans under the Interfund Program to exceed 15% of its current net assets at the time of the loan. A Participating Fund’s Interfund Loans to any one Participating Fund may not exceed 5% of the lending Participating Fund’s net assets at the time of the loan. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this limitation. Each Interfund Loan may be called on one business day’s notice by a lending Participating Fund and may be repaid on any day by a borrowing Participating Fund.
Loans under the Interfund Program are subject to the risk that the borrowing Participating Fund could be unable to repay the loan when due, and a delay in repayment to the lending Participating Fund could result in a lost opportunity by the lending Participating Fund to invest those loaned assets and additional lending costs. Because the Investment Manager provides investment management services to both borrowing and lending Participating Funds, the Investment Manager may have a potential conflict of interest in determining that an Interfund Loan is comparable in credit quality to other high-quality money market instruments. The Participating Fund has adopted policies and procedures that are designed to manage potential conflicts of interest, but the administration of the Interfund Program may be subject to such conflicts.
As noted above, the Fund may only participate in the Interfund Program as a Lending Fund. The Fund did not lend money under the Interfund Program during the six months ended June 30, 2019.
22	Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Note 9. Investments in illiquid investments
The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of Managed Assets in illiquid investments that are assets. For these purposes, an “illiquid investment” means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Note 10. Significant risks
Active management risk
Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives.
Foreign securities risk
The Fund may invest up to 25% of its Managed Assets in securities of companies organized outside the United States. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities are often volatile and trading costs are higher. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Generally, there is less publicly available information about foreign companies due to less rigorous disclosure or accounting standards and regulatory practices. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in foreign securities.
The Fund may invest in securities of issuers located or doing substantial business in “emerging markets” (lesser developed countries). Because of the less developed markets and economics and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets. These risks include a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.
Issuer risk
An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
Large-capitalization risk
Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of the stocks may decline and the Fund’s performance may be negatively affected.
Leverage Risk
Leverage occurs when the Fund increases its assets available for investment using derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk of loss. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019	23

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Market risk
Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Options risk
The Fund engages in transactions in options on securities, indices, exchange traded funds and market baskets of securities on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk.
In addition to writing call options as described above, the Fund may purchase put options. By buying a put option, the Fund will pay a premium to acquire a right to sell the securities or instruments underlying the put at the exercise price of the option. The Fund will lose money if the securities or instruments underlying the option do not decline in value below the exercise price of the option by an amount sufficient to offset the premium paid to acquire the option. To the extent the Fund purchases put options in the OTC market, the Fund will be subject to the credit risk of the seller of the option. The Fund also may write put options on the types of securities or instruments that may be held by the Fund, provided that such put options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund’s return. In exchange for the premium received, the Fund has the obligation to buy the securities or instruments underlying the option at an agreed-upon exercise price if the securities or instruments decrease below the exercise price of the option.
The Fund will lose money if the securities or instruments decrease in value so that the amount the Fund is obligated to pay the counterparty to the option to purchase the securities underlying the option upon exercise of the option exceeds the value of those securities by an amount that is greater than the premium received by the Fund for writing the option.
The Fund may purchase call options on any of the types of securities or instruments in which it may invest. In exchange for paying the option premium, a purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security or instrument at the exercise price. The Fund will lose money if the securities or instruments underlying the option do not appreciate in value in an amount sufficient to offset the premium paid by the Fund to acquire the option.
Small and mid-cap companies risk
The Fund may invest all or a substantial portion of its Managed Assets in companies whose market capitalization is considered small- or mid-cap. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like. Smaller-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks.
24	Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
Technology and technology-related investment risk
The Fund invests a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. Finally, the Fund may be susceptible to factors affecting the technology and technology-related industries, and the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.
Writing call options risk
A principal aspect of the Fund’s investment strategy involves writing call options on the NASDAQ 100. This part of the Fund’s strategy subjects the Fund to certain additional risks. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date.
The Fund intends to write call options on the NASDAQ 100; however, it does not intend to have a portfolio of securities that mirrors the securities in the NASDAQ 100. As a result, during a period when the Fund has outstanding call options written on the NASDAQ 100, the NASDAQ 100 may appreciate to a greater extent than the securities in the Fund’s portfolio. If the call options are exercised in these circumstances, the Fund’s loss on the options will be greater because it will be paying the option holder not only an amount effectively representing appreciation on securities in its own portfolio but also an amount representing the greater appreciation experienced by the securities in the NASDAQ 100 that the Fund does not own. If, at a time these call options may be exercised, the securities underlying these options have market values above the exercise price, then these call options will be exercised and the Fund will be obligated to deliver to the option holder either the securities underlying these options or to deliver the cash value of those securities, in exchange for which the option holder will pay the Fund the exercise price. In either case, the Fund will incur losses to the extent the market value of the underlying securities exceed the sum of the premium the Fund received from writing the call options and the exercise price of the call options, which loss may be very substantial.
To the extent all or part of the Fund’s call options are covered, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss should the price of the underlying security decline below the exercise price minus the option premium received. The writer of an exchange-listed option on a security has no control over when during the exercise period of the option (which may be a single day or multiple days) it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it would be obligated to deliver the underlying security at the exercise price. Thus, the writing of call options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values and will limit the amount of appreciation the Fund can realize above the exercise price of an option.
The Fund may be required to sell investments from its portfolio to effect cash settlement (or transfer ownership of a stock or other instrument to physically settle) on any written call options that are exercised. Such sales (or transfers) may occur at inopportune times, and the Fund may incur transaction costs that increase the costs borne by Common Stockholders. The Fund may sell written call options over an exchange or in the OTC market. The options in the OTC markets may not be as liquid as exchange-listed options. The Fund may be limited in the number of counterparties willing to take positions opposite
Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019	25

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
the Fund or may find the terms of such counterparties to be less favorable than the terms available for listed options. The Fund cannot guarantee that its options strategies will be effective. Moreover, OTC options may provide less favorable tax treatment than listed options.
The value of options may be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, in the case of a call option written, by buying the option back. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate OTC options will be more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration.
Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.
The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
26	Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
June 30, 2019 (Unaudited)
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019	27

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Seligman Premium Technology Growth Fund, Inc. (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
28	Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). With respect to the Fund, a closed-end Fund, the Board observed that although the Fund’s expense ratio was higher than the comparative closed-end fund peer group’s median expense ratio, the Fund is the only technology-focused fund in the universe. The Board further observed that, unlike many technology-focused open-end funds, the Fund employs a unique options-writing strategy designed to cushion its downside performance. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019	29

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board concluded that there is limited potential for economies of scale that would inure to the benefit of the shareholders given the closed-end nature of the Fund.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
30	Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019

Results of Meeting of Stockholders
The 9th Annual Meeting of Stockholders of Columbia Seligman Premium Technology Growth Fund (the Fund) was held on April 16, 2019. Stockholders voted in favor of two Board proposals. The description of each proposal and number of shares voted are as follows:
Proposal 1
To elect one new director and re-elect two directors to the Fund’s Board of Directors to hold office until the 2022 Annual Meeting of Stockholders and until their successors are elected and qualify:
Director	For	Withheld
Anthony M. Santomero	14,295,320	273,674
Minor M. Shaw	14,296,084	272,910
William F. Truscott	14,290,472	278,522
Proposal 2
To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2019:
For	Against	Abstain
14,081,581	305,114	182,297
Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019	31

Additional information
The Fund mails one stockholder report to each stockholder address. If you would like more than one report, please call shareholder services at 800.937.5449 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures that can be found by visiting columbiathreadneedleus.com/investor/. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.937.5449.
Additional Fund information
For more information, go online to columbiathreadneedleus.com/investor/; or call American Stock Transfer & Trust Company, LLC, the Fund’s Stockholder Servicing Agent, at 866.666.1532. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund transfer agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
32	Columbia Seligman Premium Technology Growth Fund | Semiannual Report 2019

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Columbia Seligman Premium Technology Growth Fund
6201 15th Avenue
Brooklyn, NY 11219

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports and other regulatory filings by contacting your financial advisor or American Stock Transfer & Trust Company at 866.666.1532. These reports and other filings can also be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR221_12_J01_(08/19)

Item 2.	Code of Ethics.

Not applicable for semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

For the six months ended June 30, 2019, the Fund purchased 20,562 shares of its Common Stock in the open market at a cost of $414,358 which represented a weighted average premium of 0.11% from the NAV of those acquired shares.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Seligman Premium Technology Growth Fund, Inc.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	August 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	August 21, 2019

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	August 21, 2019